                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2002

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-26023                04-3310676
       (State or other             (Commission            (IRS Employer
       jurisdiction of             File Number)          Identification No.)
        incorporation)


           151 West 26th Street, 11th Floor, New York, New York 10001
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307

Item 5. Other Events.

On January 29, 2002, we issued a press release announcing our intention to file a registration statement for an offering of 5,000,000 shares of our common stock, $.01 par value per share. Of those shares, 4,000,000 shares will be offered by us and 1,000,000 shares will be offered by an existing shareholder, LDIG Alloy, Inc., which is also a subisiary of Liberty Media, Inc. The full text of that press release is incorporated by reference.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

99.1  Press Release dated January 29, 2002.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLOY, INC.
                                        (Registrant)

Date: January 29, 2002                  /s/ Samuel A. Gradess
                                        ---------------------
                                        Samuel A. Gradess
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                Description
------                -----------
99.1                  Press Release dated January 29, 2002


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